UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 15, 2008

Minden Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	000-49882	13-4203146
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 MBL Bank Drive, Minden, Louisiana		71055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(318) 377-0523

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On February 14, 2008, Minden Bancorp, Inc. (the “Company”) filed a Form 15 with the Securities and Exchange Commission to deregister its common stock from the reporting requirements of the Securities Exchange Act of 1934, as amended.  The Company’s obligations to file certain reports and forms, including Form 10-KSB, Form 10-QSB and Form 8-K, with the SEC have been suspended immediately.

A copy of the Company’s press release dated February 15, 2008 is included as Exhibit 99.1 and is incorporated herein by reference

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press release dated February 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINDEN BANCORP, INC.

Date: February 15, 2008	By:	/s/Becky T. Harrell
Becky T. Harrell Treasurer and Chief Financial Officer